SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event Reported)  December 9, 1996


                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                     No. 0-14905                      13-3130236
-----------------              -------------                    -------------
(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation
or organization)

444 MADISON AVENUE, SUITE 3203, NEW YORK, NEW YORK      10022
--------------------------------------------------      -----
  (Address of principal executive offices)            (Zip Code)


                                  (212)688-3333
              (Registrant's telephone number, including area code)

      -------------------------------------------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)




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Item 7.           Financial Statements and Exhibits

(a)      Financial Statements of businesses acquired - N/A
(b)      Pro forma financial information - N/A
(c)      Exhibits

         4.1 Form of 9% Series B Convertible Subordinated Redeemable Debenture due December 9, 2000.
         4.2 Form of Subscription Agreement used in connection with the offering of Registrants debentures, the form of which is attached hereto as Exhibit 4.1.


Item 9.           Sales of Equity Securities Pursuant to Regulation S

(a)      On  December  9,  1996,  the  registrant  sold 9% Series B  Convertible
         Subordinated Redeemable Debenture Due December 9, 2000. The total Principal amount of the debentures was $150,000.
(b) Non-U.S. Persons only were permitted to purchase the debentures. The placement agent for the offering was VenGua
         Capital Markets.
(c) The total offering price was $150,000, from which the Registrant received net proceeds after commissions and expenses of $135,000.
(d) The Offering was made pursuant to a safe harbor from registration under Regulation S to Non-US persons only.
(e) The unpaid principal balance of the Debenture may be converted by the Holder commencing 45 days after the closing of the Debenture Offering into shares of the Registrant's Common Stock at a conversion price for each share of Common Stock equal to the lower of (1) 75% of the average closing bid price of the Common Stock for five business days immediately preceding the date of conversion or (2) 75% of the closing bid price of the Common Stock for the five business days immediately preceding the date of subscription. The Registrant may redeem the debenture in whole or in part at any time prior to conversion by paying to the Holder in cash the then-outstanding principal balance of the Debenture, accrued interest to date, plus a premium on said principal.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:             December 24, 1996


                                         AMERICAN INTERNATIONAL
                                         PETROLEUM CORPORATION



                                         By: /s/ Denis J. Fitzpatrick
                                            ----------------------------------
                                                  Denis J. Fitzpatrick
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION

4.1 Form of 9% Series B Convertible Subordinated Redeemable Debenture due December 9, 2000.

4.2             Form of Subscription Agreement used in connection with the offering of Registrant's debenture, the form of which is attached here to as Exhibit 4.1.



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